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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference of our report dated January 17, 1997 covering the consolidated financial statements of American HealthChoice, Inc. for the years ended September 30, 1996 and 1995 into the Form S-8 registration statement dated April 25,1997.




/s/ Hein & Associates, LLP
-----------------------------
HEIN + ASSOCIATES LLP
Houston, Texas
April 25, 1997